UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2013

SANWIRE CORPORATION (FORMERLY NT MINING CORPORATION)
(Exact name of registrant as specified in its charter)

Nevada	000-27715	94-3342064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4528 South Sheridan Road Suite 212 Tulsa, OK		74145
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 1-800-243-1254
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Dismissal of Independent Registered Public Accounting Firm

Sanwire Corporation. (the “Company”) dismissed Malone Bailey LLP on June 5, 2013, of 10350 Richmond Ave Suite 800, Houston, TX 77042 (the “Former Auditor”), as its independent registered public accounting firm. The Company’s Board of Directors approved the dismissal of the Former Auditor.

The Former Auditor’s reports on the financial statements of the Company for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company’s ability to continue as a going concern.

There have been no disagreements during the fiscal years ended December 31, 2012 and 2011 and the subsequent interim period up to and including the date of dismissal between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Auditor, would have caused them to make reference to the subject matter of the disagreement in connection with the Former Auditor’s report for the financial statements for the past year and any subsequent interim period up to and including to the date of the Former Auditor’s dismissal.

The Company has provided the Former Auditor with a copy of this report and has requested in writing that the Former Auditor provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received a copy of the Former Auditor’s letter and has filed it as an exhibit to this report.

(b)    Appointment of Independent Registered Public Accounting Firm

On June 24, 2013 the board of directors of the Company approved and authorized the engagement of Saturna Group Chartered Accountants LLP of #1250 1066 West Hastings Street, Vancouver, BC Canada V6C 3X1, as the Company's independent registered principal accountant.

The Company did not consult with Saturna during the fiscal years ended December 31, 2012 and 2011 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter of Malone Bailey LLP (former auditor)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Tulsa, OK, on the 27th  day of June 2013

SANWIRE CORPORATION

By: /s/ Naiel P Kanno

---------------------------------------

Naiel P Kanno

President and CEO, Director